UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2018

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2018, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s headquarters in Pine Bluff, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at fifteen (15), (2) election of fifteen (15) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation, (4) ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2018, and (5) adoption of an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of Class A Common Stock of the Corporation from 120,000,000 to 175,000,000.

At the Meeting, all fifteen (15) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Fix the number of directors at fifteen (15)	62,643,822	99.6	204,787	0.3	55,314	0.1	15,280,386

Election of Directors	For	%	Withhold Authority	%	Abstain	%	Broker Non-Votes
Jay D. Burchfield	61,568,155	97.9	1,335,768	2.1			15,280,386
William E. Clark, II	62,506,552	99.4	397,371	0.6			15,280,386
Steven A. Cosse	60,588,886	96.3	2,315,037	3.7			15,280,386
Mark C. Doramus	61,695,757	98.1	1,208,167	1.9			15,280,386
Edward Drilling	62,640,783	99.6	263,140	0.4			15,280,386
Eugene Hunt	62,658,617	99.6	245,306	0.4			15,280,386
Jerry Hunter	62,311,959	99.1	591,964	0.9			15,280,386
Christopher R. Kirkland	62,512,299	99.4	391,624	0.6			15,280,386
Susan Lanigan	62,345,990	99.1	557,933	0.9			15,280,386
George A. Makris, Jr.	61,499,201	97.8	1,404,722	2.2			15,280,386
W. Scott McGeorge	60,707,615	96.5	2,196,308	3.5			15,280,386
Tom E. Purvis	62,535,387	99.4	368,536	0.6			15,280,386
Robert L. Shoptaw	61,883,205	98.4	1,020,719	1.6			15,280,386
Russell Teubner	62,628,351	99.6	275,572	0.4			15,280,386
Mindy West	62,221,708	98.9	682,215	1.1			15,280,386

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	52,609,980	83.6	10,005,653	15.9	288,290	0.5	15,280,386

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Ratification of the Audit Committee’s selection of BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2018	76,185,212	97.4	1,868,023	2.4	131,074	0.2	0

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Amendment of the Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 120,000,000 to 175,000,000	75,422,443	96.5	2,592,437	3.3	169,429	0.2	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 20, 2018	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer